Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER UNDER 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

I, Mark Simo, the Chief Executive Officer of Orange 21 Inc. (the “Company”), certify for the purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge,

(i) the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2008

By:	/s/ Mark Simo
Mark Simo Chief Executive Officer (Principal Executive Officer)